Acquisitions	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Acquisitions
Acquisitions

Black Horse Joint Venture

In December 2012, Caterpillar and Ariel Corporation (Ariel) contributed $70 million each to obtain a 50 percent equity interest in a newly formed company, Black Horse LLC (Black Horse). Immediately upon formation, Black Horse acquired ProSource, a pump manufacturer headquartered in Houston, Texas. The acquisition of ProSource, which designs and manufactures reciprocating pressure pumps, enables Black Horse to serve the well service market. Black Horse will leverage Caterpillar and Ariel engineering and manufacturing expertise to expand ProSource's existing product line to better serve global oil and gas customers. Frac pumps sold through the combined venture will be branded and sold under the Caterpillar name and will be distributed through the Caterpillar dealer network. Our investment in Black Horse, accounted for by the equity method, is included in Investments in unconsolidated affiliated companies in Statement 3.

ERA Mining Machinery Limited (Siwei)

During the second quarter of 2012, Caterpillar, through its wholly-owned subsidiary Caterpillar (Luxembourg) Investment Co. S.A., completed a tender offer to acquire the issued shares of ERA Mining Machinery Limited (Siwei), including its wholly-owned subsidiary Zhengzhou Siwei Mechanical Manufacturing Co., Ltd. Substantially all of the issued shares of Siwei, a public company listed on the Hong Kong Exchange, were acquired at the end of May 2012. In October 2012, the remaining shares of Siwei common stock were acquired for approximately $7 million in cash. Siwei primarily designs, manufactures, sells and supports underground coal mining equipment in mainland China and is known for its expertise in manufacturing mining roof support equipment. The acquisition supports Caterpillar's long-term commitment to invest in China in order to support our growing base of Chinese customers and will further expand our underground mining business both inside and outside of China.

The tender offer allowed Siwei shareholders to choose between two types of consideration in exchange for their shares. The alternatives were either cash consideration of HK$0.88 or a HK$1.00 loan note issued by Caterpillar (Luxembourg) Investment Co. S.A. to the former shareholders of Siwei that provided, subject to its terms, for the holder to receive on redemption a minimum of HK$0.75 up to a maximum of HK$1.15 depending on Siwei's consolidated gross profit for 2012 and 2013. Approximately 4 billion Siwei shares were tendered for the cash alternative and approximately 1.6 billion Siwei shares were tendered for the loan note alternative. The preliminary purchase price of approximately $677 million was comprised of net cash paid of approximately $444 million ($475 million in cash paid for shares and to cancel share options less cash acquired of $31 million), the fair value of the loan notes of $152 million, approximately $168 million of assumed third-party short term borrowings and notes payable, a loan and interest payable to Caterpillar from Siwei of $51 million, less restricted cash acquired of approximately $138 million. The noncontrolling interest for the outstanding shares not tendered was approximately $7 million.

The transaction was financed with available cash and included the issuance of loan notes to certain former shareholders of Siwei, which have a debt component and a portion that is contingent consideration. The $152 million fair value represents the minimum redemption amount of the debt component payable in April 2013. The fair value assigned to the contingent consideration portion that is conditionally payable in April 2013 or April 2014 is not material. The contingent consideration will be remeasured each reporting period at its estimated fair value with any adjustment included in Other operating (income) expenses in Statement 1. As of December 31, 2012 there was no adjustment to the contingent consideration.

Tangible assets as of the acquisition date and after giving effect to the adjustments described below were $598 million, recorded at their fair values, and primarily included cash of $31 million, restricted cash of $138 million, receivables of $184 million, inventory of $77 million and property, plant and equipment of $94 million. Finite-lived intangible assets acquired of $112 million were primarily related to customer relationships and also included trade names. The finite-lived intangible assets are being amortized on a straight-line basis over a weighted average amortization period of approximately 14 years. Liabilities assumed as of the acquisition date and after giving effect to the adjustments described below were $626 million, recorded at their fair values, and primarily included accounts payable of $352 million, third-party short term borrowings and notes payable of $168 million and accrued expenses of $37 million. Additionally, deferred tax liabilities were $25 million. Goodwill of $625 million, substantially all of which is non-deductible for income tax purposes, represented the excess of the consideration transferred over the net assets recognized and represented the estimated future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. Goodwill will not be amortized, but will be tested for impairment at least annually. Factors that contributed to a purchase price resulting in the recognition of goodwill include expected cost savings primarily from increased purchasing power for raw materials, improved working capital management, expanded underground mining equipment sales opportunities in China and internationally, along with the acquired assembled workforce. These values represent a preliminary allocation of the purchase price subject to finalization of post-closing procedures. The results of the acquired business for the period from the acquisition date are included in the accompanying consolidated financial statements and are reported in the Resource Industries segment in Note 22. Assuming this transaction had been made at the beginning of any period presented, the consolidated pro forma results would not be materially different from reported results.

In November 2012, Caterpillar became aware of inventory accounting discrepancies at Siwei which led to an internal investigation. Caterpillar's investigation determined that Siwei had engaged in accounting misconduct prior to Caterpillar's acquisition of Siwei in mid-2012. The accounting misconduct included inappropriate accounting practices involving improper cost allocation that resulted in overstated profit and improper revenue recognition practices involving early and, at times unsupported, revenue recognition. Due to the identified accounting misconduct that occurred before the acquisition, measurement period adjustments were made to the fair value of the acquired assets and assumed liabilities during the fourth quarter of 2012. The fair values presented above reflect these changes, which are primarily comprised of a decrease in finite-lived intangible assets of $82 million, a decrease in receivables of $29 million, a decrease in inventory of $17 million and a net increase in liabilities of $23 million, resulting in an increase in goodwill of $149 million.

Because of the accounting misconduct identified in the fourth quarter of 2012, Siwei's goodwill was tested for impairment as of November 30, 2012. We determined the carrying value of Siwei, which is a separate reporting unit, exceeded its fair value at the measurement date, requiring step two in the impairment test process.  The fair value of the Siwei reporting unit was determined primarily using an income approach based on the present value of discounted cash flows. We assigned the fair value to the reporting unit's assets and liabilities and determined the implied fair value of goodwill was substantially below the carrying value of the reporting unit's goodwill.  Accordingly, we recognized a $580 million goodwill impairment charge, which resulted in goodwill of $45 million remaining for Siwei as of December 31, 2012. The goodwill impairment was a result of changes in the assumptions used to determine the fair value resulting from the accounting misconduct that occurred before the acquisition. There was no tax benefit associated with this impairment charge. The Siwei goodwill impairment charge is reported in the Resource Industries segment.

Caterpillar Tohoku Ltd.

In March 2012, we acquired 100 percent of the stock of Caterpillar Tohoku Ltd. (Cat Tohoku). Cat Tohoku was an independently owned and operated dealership providing sales, rental, service and after market support for Caterpillar machines and engines in the northeastern part of Japan. The purchase price, net of $18 million of acquired cash, was approximately $206 million. The purchase price included the assumption of $77 million in third-party debt, as well as $64 million net trade payables due to Caterpillar. We paid approximately $59 million at closing, $22 million in July 2012, and recognized a payable of $3 million million for estimated consideration due in March 2013. The acquisition of Cat Tohoku supports Caterpillar's efforts to restructure its distribution network in Japan.

The transaction was financed with available cash. Tangible assets as of the acquisition date were $252 million and primarily included cash of $18 million, receivables of $34 million, inventory of $26 million, and property, plant and equipment of $157 million. Finite-lived intangible assets acquired were $8 million. Liabilities assumed as of the acquisition date were $135 million, recorded at their fair values, and primarily included debt of $77 million and accounts payable of $39 million. Goodwill of $22 million, which is deductible for income tax purposes, represents the excess of cost over the fair value of net tangible assets acquired. These values represent a preliminary allocation of the purchase price subject to finalization of post-closing procedures. The results of the acquired business for the period from the acquisition date are included in the accompanying consolidated financial statements and are reported in the Construction Industries segment in Note 22. Assuming this transaction had been made at the beginning of any period presented, the consolidated pro forma results would not be materially different from reported results.

MWM Holding GmbH (MWM)

On October 31, 2011, we acquired 100 percent of the equity in privately held MWM Holding GmbH (MWM).  Headquartered in Mannheim, Germany, MWM is a global supplier of sustainable, natural gas and alternative-fuel engines.  With the acquisition of MWM, Caterpillar expects to expand customer options for sustainable power generation solutions.  The purchase price, net of $94 million of acquired cash, was approximately $774 million (€574 million).

The transaction was financed with available cash.  Tangible assets as of the acquisition date were $535 million, recorded at their fair values, and primarily included cash of $94 million, receivables of $96 million, inventories of $205 million and property, plant and equipment of $108 million.  Finite-lived intangible assets acquired of $221 million were primarily related to customer relationships and also included intellectual property and trade names.  The finite lived intangible assets are being amortized on a straight-line basis over a weighted average amortization period of approximately 10 years.  Liabilities assumed as of the acquisition date were $284 million, recorded at their fair values, and primarily included accounts payable of $77 million, net deferred tax liabilities of $67 million and advance payments of $43 million.  Goodwill of $396 million, approximately $90 million of which is deductible for income tax purposes, represents the excess of cost over the fair value of the net tangible and intangible assets acquired.  Factors that contributed to a purchase price resulting in the recognition of goodwill include MWM’s strategic fit into our product and services portfolio, aftermarket support opportunities and the acquired assembled workforce.  The results of the acquired business for the period from the acquisition date are included in the accompanying consolidated financial statements and are reported in the Power Systems segment in Note 22.  Assuming this transaction had been made at the beginning of any period presented, the consolidated pro forma results would not be materially different from reported results.

Pyroban Group Limited

In August 2011, we acquired 100 percent of the stock of Pyroban Group Limited (Pyroban) for approximately $69 million.  Pyroban is a leading provider of explosion protection safety solutions to the oil, gas, industrial and material handling markets headquartered in the United Kingdom with additional locations in the Netherlands, France, Singapore and China.  We expect this acquisition will allow us to grow our existing position in the oil and gas industry and provide further differentiation versus competition.

The transaction was financed with available cash.  As of the acquisition date, net tangible assets acquired and liabilities assumed of $5 million were recorded at their fair values.  Finite-lived intangible assets acquired of $41 million included customer relationships and trademarks are being amortized on a straight-line basis over a weighted-average amortization period of approximately 15 years.  Goodwill of $23 million, non-deductible for income tax purposes, represents the excess of cost over the fair value of net tangible and finite-lived intangible assets acquired.  The results of the acquired business for the period from the acquisition date are included in the accompanying consolidated financial statements and reported in the Power Systems segment in Note 22.  Assuming this transaction had been made at the beginning of any period presented, the consolidated pro forma results would not be materially different from reported results.

Bucyrus International, Inc.

On July 8, 2011, we completed our acquisition of Bucyrus International, Inc. (Bucyrus).  Bucyrus is a designer, manufacturer and marketer of mining equipment for the surface and underground mining industries.  The total purchase price was approximately $8.8 billion, consisting of $7.4 billion for the purchase of all outstanding shares of Bucyrus common stock at $92 per share and $1.6 billion of assumed Bucyrus debt, substantially all of which was repaid subsequent to closing, net of $0.2 billion of acquired cash.

We funded the acquisition using available cash, commercial paper borrowings and approximately $4.5 billion of long-term debt issued in May 2011.  On May 24, 2011, we issued $500 million of Floating Rate Senior Notes (Three-month USD LIBOR plus 0.10%) due in 2012 and $750 million of Floating Rate Senior Notes (Three-month USD LIBOR plus 0.17%) due in 2013.  The interest rates for the Floating Rate Senior Notes will be reset quarterly.  We also issued $750 million of 1.375% Senior Notes due in 2014, $1.25 billion of 3.900% Senior Notes due in 2021, and $1.25 billion of 5.200% Senior Notes due in 2041.  The Notes are unsecured obligations of Caterpillar and rank equally with all other senior unsecured indebtedness.

In December 2011 and continuing into 2012, we completed divestitures of portions of the Bucyrus distribution business.  The following disclosures do not reflect the impact of these divestitures (see Note 25 for additional discussion).

Bucyrus contributed the following to sales and to profit before taxes (inclusive of deal-related and integration costs):

(Millions of dollars)	Year Ended December 31, 2012	July 8, 2011 to December 31, 2011
Sales	$4,758	$2,524
Profit (loss) before taxes	$115	$(403)

The results of the acquired business for the period from the acquisition date are included in the accompanying consolidated financial statements and are reported in the Resource Industries segment in Note 22. For the year ended December 31, 2011, we recorded $373 million in costs related to the acquisition of Bucyrus. These acquisition related costs include consulting, legal and advisory fees, severance costs and financing costs.

During the three months ended December 31, 2011, we adjusted the initial allocation of the purchase price which reduced goodwill by $647 million, the net result of purchase accounting adjustments to the fair value of acquired assets and assumed liabilities. During 2012, we finalized the allocation of the purchase price to identifiable assets and liabilities, reducing the amount allocated to goodwill from our December 31, 2011 preliminary allocation by an additional $28 million. These adjustments primarily included a reduction to goodwill to reflect the tax consequences of the expected reversal of differences in the U.S. GAAP and tax basis of assets and liabilities.

The following table summarizes our initial and final allocation of the assets acquired and liabilities assumed as of the acquisition date at estimated fair value.

	July 8, 2011
(Millions of dollars)	Initial	Final
Assets
Cash	$203	$204
Receivables - trade and other	693	705
Prepaid expenses	154	174
Inventories	2,305	2,223
Property, plant and equipment - net	692	694
Intangible assets	3,901	3,901
Goodwill	5,263	4,588
Other assets	48	141
Liabilities
Short-term borrowings	24	24
Long-term debt due within one year	16	16
Accounts payable	444	465
Accrued expenses	405	433
Customer advances	668	668
Other current liabilities	426	76
Long-term debt due after one year	1,514	1,528
Noncurrent deferred income tax liabilities	1,874	1,449
Other liabilities	434	517
Net assets acquired	$7,454	$7,454

The following table is a summary of the fair value estimates of the acquired identifiable intangible assets, weighted–average useful lives, and balance of accumulated amortization as of December 31, 2012 and 2011:

(Millions of dollars)			Accumulated amortization
	Fair Value	Weighted-average useful life (in years)	2012	2011
Customer relationships	$2,337	15	$231	$75
Intellectual property	1,489	12	182	58
Other	75	4	29	10
Total	$3,901	14	$442	$143

The identifiable intangible assets recorded as a result of the acquisition have been amortized from the acquisition date. Amortization expenses related to intangible assets were $299 million and $143 million in 2012 and 2011, respectively. Estimated aggregate amortization expense for the five succeeding years and thereafter is as follows:

(Millions of dollars)
2013	2014	2015	2016	2017	Thereafter
$299	$299	$290	$280	$280	$2,011

Goodwill in the amount of $4,588 million was recorded for the acquisition of Bucyrus.  Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the estimated future economic benefits arising from other assets acquired that could not be individually identified and separately recognized.  Goodwill will not be amortized, but will be tested for impairment at least annually.  Approximately $500 million of the goodwill is deductible for tax purposes.  Goodwill largely consists of expected synergies resulting from the acquisition.  Key areas of expected cost savings include elimination of redundant selling, general and administrative expenses and increased purchasing power for raw materials and supplies.  We also anticipate the acquisition will produce growth synergies as a result of the combined businesses’ broader product portfolio in the mining industry.

A single estimate of fair value results from a complex series of judgments about future events and uncertainties and relies heavily on estimates and assumptions.  The judgments used to determine the estimated fair value assigned to each class of assets acquired and liabilities assumed, as well as asset lives, can materially impact our results of operations.

The unaudited pro forma results presented below include the effects of the Bucyrus acquisition as if it had occurred as of January 1, 2010.  The unaudited pro forma results reflect certain adjustments related to the acquisition, such as the amortization associated with estimates for the acquired intangible assets, fair value adjustments for inventory, contracts and the impact of acquisition financing.  The 2011 supplemental pro forma earnings excluded $373 million of acquisition related costs, including consulting, legal and advisory fees, severance costs and financing expense prior to debt issuance.  Also, the 2011 supplemental pro forma earnings were adjusted to exclude $303 million of nonrecurring expense related to the fair value adjustment to acquisition-date inventory and $25 million acceleration of Bucyrus stock compensation expense.  The 2010 supplemental pro forma earnings were adjusted to include acquisition related costs and fair value adjustments to acquisition-date inventory.

The pro forma results do not include any anticipated synergies or other expected benefits of the acquisition.  Accordingly, the unaudited pro forma financial information below is not necessarily indicative of either future results of operations or results that might have been achieved had the acquisition been completed on the dates indicated.

	Years ended December 31,
(Dollars in millions except per share data)	2011	2010
Total Sales and revenues	$62,281	$46,239
Profit	$5,401	$2,385
Profit per common share	$8.37	$3.78
Profit per common share – diluted	$8.11	$3.67

Balfour Beatty’s Trackwork Business

In May 2011, we acquired 100 percent of the assets and certain liabilities of the United Kingdom trackwork business from Balfour Beatty Rail Limited for approximately $60 million.  The trackwork division specializes in the design and manufacture of special trackwork and associated products for the United Kingdom and international rail markets.  The acquisition supports our strategic initiative to expand the scope and product range of our rail business.

The transaction was financed with available cash.  Tangible assets as of the acquisition date were $82 million, recorded at their fair values, and included receivables of $18 million, inventory of $12 million, and property, plant and equipment of $52 million.  Liabilities assumed as of the acquisition date were $22 million, recorded at their fair values, and primarily included accounts payable of $10 million and accrued expenses of $10 million.  The results of the acquired business for the period from the acquisition date are included in the accompanying consolidated financial statements and are reported in the Power Systems segment in Note 22.  Assuming this transaction had been made at the beginning of any period presented, the consolidated pro forma results would not be materially different from reported results.

Electro-Motive Diesel, Inc.

In August 2010, we acquired 100 percent of the equity in privately held Electro-Motive Diesel, Inc. (EMD) for approximately $901 million, consisting of $928 million paid at closing less a final net working capital adjustment of $27 million received in the fourth quarter of 2010.  Headquartered in LaGrange, Illinois with additional manufacturing facilities in Canada and Mexico, EMD designs, manufactures and sells diesel-electric locomotives for commercial railroad applications and sells its products to customers throughout the world.  EMD has a significant field population in North America and throughout the world supported by an aftermarket business offering customers replacement parts, maintenance solutions, and a range of value-added services.  EMD is also a global provider of diesel engines for marine propulsion, offshore and land-based oil well drilling rigs, and stationary power generation.  The acquisition supports our strategic plan to grow our presence in the global rail industry.  We expect the EMD acquisition to enable us to provide rail and transit customers a range of locomotive, engine and emissions solutions, as well as aftermarket product and parts support and a full line of rail-related services and solutions.

The transaction was financed with available cash.  Tangible assets as of the acquisition date were $890 million, recorded at their fair values, and primarily included receivables of $186 million, inventories of $549 million and property, plant and equipment of $131 million.  Finite-lived intangible assets acquired of $329 million were primarily related to customer relationships and also included intellectual property and trade names.  The finite-lived intangible assets are being amortized on a straight-line basis over a weighted-average amortization period of approximately 15 years.  An additional intangible asset acquired of $18 million, related to in-process research and development, is considered indefinite-lived until the completion or abandonment of the development activities. Liabilities assumed as of the acquisition date were $518 million, recorded at their fair values, and primarily included accounts payable of $124 million and accrued expenses of $161 million. Additionally, net deferred tax liabilities were $104 million.  Goodwill of $286 million, substantially all of which is non-deductible for income tax purposes, represents the excess of cost over the fair value of the net tangible and intangible assets acquired.  Factors that contributed to a purchase price resulting in the recognition of goodwill include EMD’s strategic fit into our product and services portfolio, aftermarket support opportunities and the acquired assembled workforce. The results of the acquired business for the period from the acquisition date are included in the accompanying consolidated financial statements and are reported in the Power Systems segment in Note 22.  Assuming this transaction had been made at the beginning of any period presented, the consolidated pro forma results would not be materially different from reported results.

FCM Rail Ltd.

In May 2010, we acquired 100 percent of the equity in privately held FCM Rail Ltd. (FCM) for approximately $97 million, including the assumption of $59 million in debt.  We paid $32 million at closing and post-closing adjustments of $1 million in October 2010 and $5 million in May 2012.  FCM is one of the largest lessors of maintenance-of-way (MOW) equipment in the United States, and is located in Fenton, Michigan.  This acquisition strengthens Progress Rail’s position in the MOW industry by expanding its service offerings.

The transaction was financed with available cash. Tangible assets as of the acquisition date were $93 million, recorded at their fair values, and primarily consisted of property, plant and equipment.  Finite-lived intangible assets acquired of $10 million related to customer relationships are being amortized on a straight-line basis over 15 years.  Liabilities assumed as of the acquisition date were $82 million, recorded at their fair values, and included $59 million of assumed debt.  Goodwill of $17 million, non-deductible for income tax purposes, represents the excess of cost over the fair value of net tangible and finite-lived intangible assets acquired. The results of the acquired business for the period from the acquisition date are included in the accompanying consolidated financial statements and reported in the Power Systems segment in Note 22. Assuming this transaction had been made at the beginning of any period presented, the consolidated pro forma results would not be materially different from reported results.

GE Transportation’s Inspection Products Business

In March 2010, we acquired the Inspection Products business from GE Transportation’s Intelligent Control Systems division for approximately $46 million, which includes $1 million paid for post-closing adjustments.  The acquired business has operations located primarily in the United States, Germany and Italy that design, manufacture and sell hot wheel and hot box detectors, data acquisition systems, draggers and other related inspection products for the global freight and passenger rail industries. The acquisition supports our strategic initiative to expand the scope and product range of our rail signaling business and will provide a foundation for further global expansion of this business.

The transaction was financed with available cash.  As of the acquisition date, tangible assets acquired of $12 million and liabilities assumed of $9 million were recorded at their fair values.  Finite-lived intangible assets acquired of $28 million related to customer relationships and intellectual property are being amortized on a straight-line basis over a weighted-average amortization period of approximately 13 years.  Goodwill of $15 million, approximately $8 million of which is deductible for income tax purposes, represents the excess of cost over the fair value of the net tangible and finite-lived intangible assets acquired. The results of the acquired business for the period from the acquisition date are included in the accompanying consolidated financial statements and are reported in the Power Systems segment in Note 22.  Assuming this transaction had been made at the beginning of any period presented, the consolidated pro forma results would not be materially different from reported results.

JCS Company, Ltd.

In March 2010, we acquired 100 percent of the equity in privately held JCS Company Ltd. (JCS) for approximately $34 million, consisting of $32 million paid at closing and an additional $2 million post-closing adjustment paid in June 2010.  Based in Pyongtaek, South Korea, JCS is a leading manufacturer of centrifugally cast metal face seals used in many of the idlers and rollers contained in our undercarriage components. JCS is also a large supplier of seals to external customers in Asia and presents the opportunity to expand our customer base. The purchase of this business provides Caterpillar access to proprietary technology and expertise, which we will be able to replicate across our own seal production processes.

The transaction was financed with available cash.  As of the acquisition date, tangible assets acquired of $22 million and liabilities assumed of $8 million were recorded at their fair values. Finite-lived intangible assets acquired of $12 million related to intellectual property and customer relationships are being amortized on a straight-line basis over a weighted-average amortization period of approximately 9 years. Goodwill of $8 million, non-deductible for income tax purposes, represents the excess of cost over the fair value of net tangible and finite-lived intangible assets acquired.  The results of the acquired business for the period from the acquisition date are included in the accompanying consolidated financial statements and reported in the All Other operating segment in Note 22. Assuming this transaction had been made at the beginning of any period presented, the consolidated pro forma results would not be materially different from reported results.